UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2020

Global Boatworks Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	333-205604	81-0750562
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2637 Atlantic Blvd. #134
Pompano Beach, FL 33062

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 954-934-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        .Written communications pursuant to Rule 425 under the Securities Act

☐        . Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐       .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐        . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01

Changes in Registrant’s Certifying Accountant.

On May 28, 2020, Global Boatworks Holdings Inc. (the “Company”) dismissed Salberg & Company, P.A. (“Salberg”) as its independent registered public accounting firm. The dismissal was approved by the Company’s Board of Directors on May 28, 2020. During the fiscal year ended December 31, 2018 and the subsequent interim period through Sepember 30, 2019, there were no (i) disagreements between the Company and Salberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, any of which, if not resolved to Salberg’s satisfaction, would have caused Salberg to make reference thereto in its audit report on the financial statements of the Company for such period, or (ii) “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K. There were no disputes or disagreements between the Company and Salberg during the time it was the Company’s independent registered public accounting firm through the date of dismissal.

The Company provided Salberg with a copy of this disclosure before its filing with the SEC. The Company requested that Salberg provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. That letter is attached hereto as Exhibit 16.1

New Independent Registered Public Accounting Firm

The Company’s Board of Directors appointed Daszkal Bolton LLP (“Daszkal”) as its new independent registered public accounting firm, effective as of May 28, 2020. During the two most recent fiscal years and through the date of the Company’s engagement of Daszkal, the Company did not consult with Daszkal regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging Daszkal, Daszkal did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision to engage Daszkal as its independent accounting firm.

Item 9.01 Exhibits.

Exhibit No.

16.1

Letter from Salberg & Company, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BOATWORKS HOLDINGS, INC.

Date:  June 4, 2020

By:   /s/ Robert J. Rowe

Robert J. Rowe, Chief Executive Officer & President